Exhibit 10.6

INCREMENTAL ASSUMPTION AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT, dated as of February 3, 2011 (this “Incremental Assumption Agreement”), by and among Domus Intermediate Holdings Corp. (“Holdings”), Realogy Corporation (the “Borrower”), the First Lien Lenders party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 10, 2007, as amended by the First Amendment dated as of the date hereof (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meaning provided in the Credit Agreement), by and among Holdings, the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Syndication Agent and the Documentation Agents;

WHEREAS, pursuant to Section 2.20(e) of the Credit Agreement, the Borrower may, pursuant to an Extension Offer, request Extended First Lien Term Loans, Extended Revolving Facility Commitments and Extended Synthetic L/C Commitments;

WHEREAS, pursuant to Section 2.20(h) of the Credit Agreement, the Borrower may, pursuant to an Extension Offer, request an extension of the Revolving Facility Maturity Date applicable to any Revolving Facility Commitments and convert such Revolving Facility Commitments to Extended First Lien Term Loans;

WHEREAS, the Borrower hereby requests that the First Lien Lenders (a) extend the maturity date with respect to all or a portion of their existing First Lien Term Loans (such extended Loans, for purposes hereof, the “Extended FL Term Loans”), (b) extend the maturity date with respect to all or a portion of their Revolving Facility Commitments after giving effect to the Converted Term Loans described below (such extended Commitments, for purposes hereof, the “Extended RF Commitments”), (c) extend the Synthetic L/C Maturity Date applicable to all or a portion of the Synthetic L/C Commitments of such Lenders (such extended Commitments, for purposes hereof, the “Extended Synthetic Commitments”) and (d) convert a portion of their Revolving Facility Commitments to Extended FL Term Loans (such converted Revolving Facility Commitments, “Converted Term Loans”), all on the terms set forth in this Incremental Assumption Agreement;

WHEREAS, the terms of this Incremental Assumption Agreement shall be deemed to be the Extension Offer required by Sections 2.20(e) and (h) of the Credit Agreement;

WHEREAS, on the Incremental Assumption Closing Date (as defined below) the Borrower shall make a prepayment on account of the principal of the Extended FL Term Loans (excluding for this purpose Converted Term Loans) in an amount equal to the gross proceeds of the First and a Half Lien Refinancing Notes, which shall not be less than $700,000,000 (such prepayment, the “Incremental Assumption Closing Date Prepayment”);

WHEREAS, the First Lien Lenders party hereto are willing to (a) extend all or a portion of their existing First Lien Term Loans, Revolving Facility Commitments and/or the Synthetic L/C Maturity Date applicable to all or a portion of the Synthetic L/C Commitments of such Lenders and/or (b) convert all or a portion of their Revolving Facility Commitments to Converted Term Loans, in each case as and to the extent indicated on such Lender’s signature page attached hereto; and

WHEREAS, the terms of the Extended FL Term Loans (including the Converted Term Loans), to the extent different from those provided for Term B Loans in the Loan Documents, are reasonably satisfactory to the Administrative Agent, in each case as evidenced by the Administrative Agent being party hereto;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION. Defined Terms. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. As used in this Incremental Assumption Agreement, the following terms shall have the meanings specified below:

“Converted Term Loans” shall have the meaning assigned to such term in the fourth WHEREAS paragraph hereof.

“Extended First Lien Term Lender” shall mean a Lender with outstanding Extended FL Term Loans.

“Extended FL Term Loans” shall have the meaning assigned to such term in the fourth WHEREAS paragraph hereof, and shall include Converted Term Loans (except to the extent otherwise specifically excluded therefrom pursuant to the terms of this Incremental Assumption Agreement).

“Extended RF Availability Period” shall mean the period from and including the Incremental Assumption Closing Date to but excluding the earlier of the Extended RF Maturity Date and the date of termination of the Extended RF Commitments.

“Extended RF Commitments” shall have the meaning assigned to such term in the fourth WHEREAS paragraph hereof.

“Extended RF Lender” shall mean a Lender with Extended RF Commitments or outstanding Extended RF Loans.

“Extended RF Loans” shall mean, at any time with respect to each Extended RF Lender, a portion of such Extended RF Lender’s Revolving Facility Loans equal to the product of (x) the aggregate amount of Revolving Facility Loans of such Extended RF Lender outstanding at such time and (y) the Extended RF Percentage of such Extended RF Lender.

“Extended RF Maturity Date” shall mean April 10, 2016.

“Extended RF Percentage” shall mean, at any time with respect to each Extended RF Lender, (x) the Extended RF Commitments of such Lender in effect at such time divided by (y) the sum of the Extended RF Commitments and Non-Extended Revolving Facility Commitments of such Lender in effect at such time, in each case after giving effect to this Incremental Assumption Agreement and the conversion of Revolving Facility Commitments to Extended FL Term Loans effected hereunder.

“Extended Synthetic Commitments” shall have the meaning assigned to such term in the fourth WHEREAS paragraph hereof.

“Extended Synthetic Lenders” shall mean Synthetic L/C Lenders with Extended Synthetic Commitments.

“Incremental Assumption Closing Date” shall mean the date on which the conditions set forth in Section 8 are satisfied, which date shall be February 3, 2011.

“Incremental Assumption Closing Date Prepayment” shall have the meaning assigned to such term in the sixth WHEREAS paragraph hereof.

“Newly Extended Revolving Facility Commitments” shall have the meaning assigned to such term in Section 4(d).

“Newly Extended Revolving Loans” shall have the meaning assigned to such term in Section 4(d).

“Newly Extended Synthetic Commitments” shall have the meaning assigned to such term in Section 5(c).

“Newly Extended Term Loans” shall have the meaning assigned to such term in Section 2(c).

“Non-Extended FL Term Loans” shall mean any Term B Loans that are not Extended FL Term Loans.

“Non-Extended RF Commitments” shall mean any Revolving Facility Commitments that are not Extended RF Commitments.

“Specified Extended RF Lender” shall mean each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch and Goldman Sachs Lending Partners LLC.

SECTION 2. Terms of the Extended FL Term Loans.

(a) Credit Agreement Governs. Except as set forth in this Incremental Assumption Agreement, the Extended FL Term Loans shall have the same terms as the Term B Loans and the Extended FL Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents as modified hereby.

(b) Applicable Rate. The Applicable Margin with respect to the Extended FL Term Loans shall be 4.25% per annum in the case of any Eurocurrency Loan and 3.25% per annum in the case of any ABR Loan; provided that if at any time any Non-Extended FL Term Loans become Extended Term Loans (“Newly Extended Term Loans”) and such Newly Extended Term Loans have an effective yield higher than the effective yield of the Extended FL Term Loans, the Applicable Margin with respect to the Extended FL Term Loans shall be increased such that the effective yield of the Extended FL Term Loans is equal to the effective yield of the Newly Extended Term Loans.

(c) Maturity Date and Amortization. The Incremental Term Facility Maturity Date for the Extended FL Term Loans shall be October 10, 2016, and on such date the Borrower shall repay to the Administrative Agent for the ratable account of the Extended First Lien Term Lenders the aggregate principal amount of all Extended FL Term Loans then outstanding. After giving effect to the Incremental Assumption Closing Date Prepayment, the Extended FL Term Loans shall have no scheduled amortization prior to the Incremental Term Facility Maturity Date.

(d) Optional Prepayments. Notwithstanding anything to the contrary in Section 2.11(a) of the Credit Agreement, the Borrower shall not have the right to make any optional prepayment of the Extended FL Term Loans unless the Non-Extended FL Term Loans are prepaid on at least a pro rata basis.

(e) Mandatory Prepayments. (i) Other than as set forth in clause (ii) of this Section 2(e) or as otherwise provided in Section 2.11(f) or Section 2.11(g) of the Credit Agreement, mandatory prepayments of First Lien Term Loans shall be made on a pro rata basis among the Extended FL Term Loans and Non-Extended FL Term Loans.

(ii) The Incremental Assumption Closing Date Prepayment shall be applied to prepay the Extended FL Term Loans of the Extended First Lien Term Lenders (but excluding for this purpose the Converted Term Loans) at par on a pro rata basis among such Lenders; provided that each such Lender may, by notifying the Administrative Agent in writing on or before the second Business Day prior to the Incremental Assumption Closing Date, elect to decline its share of the Incremental Assumption Closing Date Prepayment with respect to all (but not a portion) of its Extended FL Term Loans. If any Extended First Lien Term Lender makes such an election, then such Lender’s Extended FL Term Loans may nevertheless be prepaid, but only to the extent provided in Section 2.11(g) of the Credit Agreement.

SECTION 3. Terms of the Converted Term Loans.

(a) Credit Agreement Governs. Except as set forth in this Incremental Assumption Agreement, the Converted Term Loans shall have the same terms as the Extended FL Term Loans and the Converted Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents as modified hereby.

(b) Converted Term Loans. Each Specified Extended RF Lender agrees that 16.67% of its Extended RF Commitments (except for certain Extended RF Commitments, to be agreed solely between the Specified Extended RF Lender with respect to any such Extended RF Commitment and the Borrower, which are held in trading accounts by such Specified Extended RF Lenders) shall be converted to Converted Term Loans and each other Extended RF Lender agrees that 27.5% of its Extended RF Commitments shall be converted to Converted Term Loans on the Incremental Assumption Closing Date.

(c) Prepayments. After the Incremental Assumption Closing Date, as Extended FL Term Loans, the Converted Term Loans shall be entitled to share on a pro rata basis in all optional and mandatory prepayments as provided in Section 2(d) and (e) above other than with respect to the Incremental Assumption Closing Date Prepayment.

SECTION 4. Terms of the Extended RF Commitments.

(a) Credit Agreement Governs. Except as set forth in this Incremental Assumption Agreement, the Extended RF Commitments shall (i) have the same terms as the Revolving Facility Commitments, (ii) shall be deemed to be Revolving Facility Commitments for all purposes under the Credit Agreement and (iii) shall be subject to the provisions of the Credit Agreement and the other Loan Documents as modified hereby.

(b) Availability. For all purposes of the Loan Documents the “Availability Period” with respect to the Extended RF Commitments shall mean the “Extended RF Availability Period”.

(c) Maturity. For all purposes of the Loan Documents , the “Revolving Facility Maturity Date” solely with respect to the Extended RF Commitments and the Extended RF Loans shall be April 10, 2016. To the extent not previously paid, outstanding Extended RF Loans shall be due and payable on the Extended RF Maturity Date.

(d) Applicable Rate. The Applicable Margin with respect to Extended RF Loans shall be 3.25% per annum in the case of any Eurocurrency Loan and 2.25% per annum in the case of any ABR Loan; provided that if at any time any Revolving Facility Commitments that are not Extended RF Commitments become Extended Revolving Facility Commitments (“Newly Extended Revolving Facility Commitments”) and the Loans made pursuant to such Newly Extended Revolving Facility Commitments (“Newly Extended Revolving Loans”) have an effective yield higher than the effective yield of the Extended RF Loans, the Applicable Margin with respect to the Extended RF Loans shall automatically be increased such that the effective yield of the Extended RF Loans is equal to the effective yield of the Newly Extended Revolving Loans.

(e) Fees. The L/C Participation Fee payable by the Borrower to the Administrative

Agent for the account of each Extended RF Lender from time to time with respect to the participations in Revolving Letters of Credit acquired by each such Lender in respect of its Extended RF Commitment shall be the Applicable Margin applicable to any Extended RF Loan that is a Eurocurrency Loan. The Applicable Commitment Fee payable to the Administrative Agent for the account of each Extended RF Lender from time to time in respect of its unused Extended RF Commitment shall be as set forth in the Credit Agreement.

(f) Revolving Letter of Credit Sublimit. The Revolving Letter of Credit Sublimit will not be modified after the Revolving Facility Maturity Date occurs with respect to the Non-Extended RF Commitments.

SECTION 5. Terms of the Extended Synthetic Commitments.

(b) Credit Agreement Governs. Except as set forth in this Incremental Assumption Agreement, the Extended Synthetic Commitments shall have the same terms as the Synthetic L/C Commitments and the Extended Synthetic Commitments shall be subject to the provisions of the Credit Agreement and the other Loan Documents as modified hereby.

(c) Maturity Date. For all purposes of the Loan Documents the “Synthetic L/C Maturity Date” solely with respect to the Extended Synthetic Commitments and the Credit-Linked Deposits of Extended Synthetic Lenders shall be October 10, 2016.

(d) Participation Fee. The participation fee payable by the Borrower to the Administrative Agent for the account of each Extended Synthetic Lender with respect to participations in Synthetic Letters of Credit acquired by each such Lender in respect of its Extended RF Commitment shall accrue at 4.25% per annum on the average daily amount of such Extended Synthetic Lender’s Credit-Linked Deposit related to its Extended Synthetic Commitments; provided that if at any time any Synthetic L/C Commitments that are not Extended Synthetic Commitments become Extended Synthetic L/C Commitments (“Newly Extended Synthetic Commitments”) and the participation fee payable in respect of such Newly Extended Synthetic Commitments is higher than the participation fee payable in respect of the Extended Synthetic Commitments, the participation fee applicable to the Extended Synthetic Commitments shall be increased such that it is equal to the participation fee applicable to the Newly Extended Synthetic Commitments.

SECTION 6. Extension Offer; Extended FL Term Loans and Converted Term Loans as One Facility and Tranche. (a) The terms of this Incremental Assumption Agreement shall be deemed the Extension Offers required pursuant to Section 2.20 of the Credit Agreement.

(b) With respect to the Extension Offers with respect to the Extended FL Term Loans, Extended RF Commitments and Extended Synthetic Commitments, each Lender may extend all or a portion of its First Lien Term Loans, Revolving Facility Commitments and Synthetic L/C Commitments, or any combination thereof, as specified on the signature page hereof with respect to each such Lender.

(c) The Extended FL Term Loans (which shall be comprised of extended Initial

Term B Loans and Delayed Draw Term B Loans) and Converted Term Loans shall constitute one Facility and one Tranche after giving effect to such extensions, conversions and the Incremental Assumption Closing Date Prepayment contemplated hereby.

(d) In accordance with Section 2.11(g)(z) of the Credit Agreement, each First Lien Lender party hereto agrees that the aggregate amount of First Lien Net Proceeds received by the Borrower after the Incremental Assumption Closing Date may be applied to prepay Term Loans or permanently reduce Non-Extended RF Commitments.

SECTION 7. Representations. To induce the First Lien Lenders and the Administrative Agent to enter into this Incremental Assumption Agreement, the Borrower hereby represents and warrants to them that:

(a) The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the Incremental Assumption Closing Date, with the same effect as though made on and as of the Incremental Assumption Closing Date, except to the extent any such representation or warranty expressly relates to an earlier date (in which case such representation or warranty was true and correct in all material respects as of such earlier date).

(b) The Borrower’s consolidated balance sheet as at September 30, 2010 and its consolidated statements of income, stockholders equity and cash flows for the fiscal quarter and the portion of the fiscal year ended September 30, 2010, which were contained in the Borrower’s Form 10-Q, dated November 9, 2010, present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP, subject to year-end audit adjustments.

SECTION 8. Conditions to Effectiveness of Incremental Assumption Agreement.

(a) This Incremental Assumption Agreement shall become effective on the Incremental Assumption Closing Date subject to the satisfaction of each of the following conditions or the waiver thereof by the Administrative Agent:

(i) The Administrative Agent shall have received counterparts of this Incremental Assumption Agreement, duly executed and delivered by Holdings, the Borrower, the Administrative Agent and the applicable First Lien Lenders.

(ii) The First Amendment Effective Date shall have occurred (or shall occur simultaneously with the Incremental Assumption Closing Date).

(iii) The Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Annex I hereto, duly executed and delivered by each of the Loan Parties.

(iv) The Administrative Agent shall have received all fees payable thereto on or prior to the Incremental Assumption Closing Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Incremental Assumption Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Loan Parties under any Loan Document.

(b) The changes to the Applicable Margins and to the participation fees payable with respect to the Extended FL Term Loans (including the Converted Term Loans), Extended RF Commitments and the Extended Synthetic Commitments shall commence accruing as of the Incremental Assumption Closing Date.

SECTION 9. Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all its reasonable documented out-of-pocket costs and expenses incurred in connection with this Incremental Assumption Agreement, and any other documents prepared in connection herewith and the transactions contemplated hereby (including, without limitation, reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP), in each case to the extent required by Section 10.05 of the Credit Agreement.

SECTION 10. Administrative Agent Consent. The Administrative Agent hereby agrees, for purposes of Section 2.20 of the Credit Agreement and without prejudice to or affecting Section 11, that any of the terms of the Extended FL Term Loans and Converted Term Loans provided in this Incremental Assumption Agreement, to the extent such terms differ from those provided for Term B Loans in the Loan Documents, are reasonably satisfactory to the Administrative Agent.

SECTION 11. Amendments; Execution in Counterparts. (a) This Incremental Assumption Agreement may not be amended nor may any provision hereof be waived on or prior to the Incremental Assumption Closing Date except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the First Lien Lenders party hereto and thereafter except as provided for in Section 10.08 of the Credit Agreement.

(b) This Incremental Assumption Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DOMUS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

[Signature Page to Incremental Assumption Agreement]

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

[Signature Page to Incremental Assumption Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Issuing Bank

By:	/s/ Neil R. Boylan
	Name:	Neil R. Boylan
	Title:	Managing Director

[Signature Page to Incremental Assumption Agreement]

1888 FUND, LTD., as an Extending First Lien Lender

By:	Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to Incremental Assumption Agreement]

Stone Tower CLO VIII Ltd.
By:	Stone Tower Debt Advisors LLC
as Its Collateral Manager,
as an Extending First Lien Lender

By:	/s/ Michael W. DeiPercio
Name: Michael W. DeiPercio
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Contrarian Funds, LLC

By: Contrarian Capital Management, L.L.C., as Manager, as an Extending First Lien Lender

By:	/s/ Janice M. Stanton
Name: Janice M. Stanton
Title: Member

[Signature Page to Incremental Assumption Agreement]

BBT Fund, L.P., as an Extending First Lien Lender

By:	/s/ William O. Reimann
Name: William O. Reimann
Title: Vice President

[Signature Page to Incremental Assumption Agreement]

CAP Fund, L.P., as an Extending First Lien Lender

By:	/s/ William O. Reimann
Name: William O. Reimann
Title: Vice President

[Signature Page to Incremental Assumption Agreement]

SRI Fund, L.P., as an Extending First Lien Lender

By:	/s/ William O. Reimann
Name: William O. Reimann
Title: Vice President

[Signature Page to Incremental Assumption Agreement]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:	PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Signature Page to Incremental Assumption Agreement]

SERVES 2006-1 LTD, as an Extending First Lien Lender

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Signature Page to Incremental Assumption Agreement]

Manulife Floating Rate Income Fund,

as an Extending First Lien Lender

By:	/s/ Diane R. Landers
Name: Diane R. Landers
Title: VP CAO

[Signature Page to Incremental Assumption Agreement]

Veer Cash Flow CLO, Limited
By its investment advisor MJX Asset Management, as an Extending First Lien Lender

By:	/s/ Frederick H. Taylor
Name: Frederick H. Taylor
Title: Managing Director

[Signature Page to Incremental Assumption Agreement]

Vista Leveraged Income Fund
By its investment advisor MJX Asset Management LLC as an Extending First Lien Lender

By:	/s/ Frederick H. Taylor
Name: Frederick H. Taylor
Title: Managing Director

[Signature Page to Incremental Assumption Agreement]

J.P. Morgan Whitefriars Inc., as an Extending First Lien Lender

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

[Signature Page to Incremental Assumption Agreement]

PACIFIC LIFE INSURANCE COMPANY as an Extending First Lien Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Assistant Vice President

By:	/s/ Joseph J. Tortorelli
Name: Joseph J. Tortorelli
Title: Assistant Secretary

[Signature Page to Incremental Assumption Agreement]

PPM Monarch Bay Funding LLC, as an Extending First Lien Lender

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[Signature Page to Incremental Assumption Agreement]

Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

[Signature Page to Incremental Assumption Agreement]

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager,

as an Extending First Lien Lender

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[Signature Page to Incremental Assumption Agreement]

Neuberger Berman – Floating Rate Income Fund., as an Extending First Lien Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Neuberger Berman Strategic Income Fund., as an Extending First Lien Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

EOS Senior Loans Master Fund, as an Extending First Lien Lender

By:	/s/ Steven M. Friedman
Name: Steven M. Friedman
Title: Director

[Signature Page to Incremental Assumption Agreement]

Nob Hill CLO, Limited, as an Extending First Lien Lender

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature Page to Incremental Assumption Agreement]

Nob Hill CLO II, Limited, as an Extending First Lien Lender

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Signature Page to Incremental Assumption Agreement]

BlackRock Senior Income Series IV

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Ariel Reinsurance Company Ltd.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Managed Account Series: High Income Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Floating Rate Income Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Strategic Bond Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Defined Opportunity Credit Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock High Yield Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Limited Duration Income Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Funds II BlackRock Floating Rate Income Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock High Income Fund of BlackRock Bond Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Funds II - High Yield Bond Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Senior Income Series V Limited

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock High Income Portfolio of BlackRock Series Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

California State Teachers’ Retirement System

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Corporate High Yield Fund III, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Global High Yield Bond Fund, a series of DSBI - Global Investment Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Debt Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Diversified Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Employees’ Retirement Fund of the City of Dallas

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Fixed Income Global Opportunities Master Unit Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Floating Rate Income Strategies Fund II, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Global Investment Series: Income Strategies Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock High Income Shares

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Corporate High Yield Fund VI, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Corporate High Yield Fund V, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Ironshore Bank Loan Porfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

LGT Multi Manager Bond High Yield (USD)

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Lockheed-Martin Corporation Master Retirement Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Magnetite V CLO, Limited

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Master Senior Floating Rate LLC

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

MET Investors Series Trust - BlackRock High Yield Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Missouri State Employees’ Retirement System

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Fixed Income Portable Alpha Master Series Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Navy Exchange Service Command Retirement Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

The Obsidian Master Fund

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Pensioenfonds Horeca & Catering

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

The PNC Financial Services Group, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

PPL Sercies Corporation Retirement Master Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Senior High Income Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Funds II. BlackRock Strategic Income Opportunities Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

BlackRock Senior Floating Rate Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

MacKay Short Duration Alpha Fund, as an Extending First Lien Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

New York Life Insurance Company (Guaranteed Products), as an Extending First Lien Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

New York Life Insurance Company, GP - Portable Alpha, as an Extending First Lien Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

Mainstay High Yield Opportunities Fund, a series of Eclipse Funds Inc. (F/K/A MainStay 130/30 High Yield Fund), as an Extending First Lien Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

MainStay Diversified Income Fund, a series of MainStay Funds, as an Extending First Lien Lender

By:	MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

First Trust High Income Long/Short Fund, as an Extending First Lien Lender

By:	MacKay Shields LLC, as Sub-advisor and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

[Signature Page to Incremental Assumption Agreement]

Lispenard Lane Credit (Master), L.P., as an Extending First Lien Lender

By:	DiMaio Ahmad Capital LLC, as Investment Manager

By:	/s/ Rizwan Ahkter
Name: Rizwan Ahkter
Title: Managing Director
Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Ballantyne Funding LLC, as an Extending First Lien Lender

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[Signature Page to Incremental Assumption Agreement]

Nuveen Floating Rate Income Fund

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Nuveen Multi-Strategy Income and Growth Fund

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Nuveen Multi-Strategy Income and Growth Fund 2

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Nuveen Floating Rate Income Opportunity Fund

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Nuveen Senior Income Fund

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Symphony Credit Opportunities Fund LTD

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Symphony CLOV, LTD

By:	Symphony Asset Management LLC, as an Extending First Lien Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Incremental Assumption Agreement]

Oppenheimer Senior Floating Rate Fund, as an Extending First Lien Lender

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

[Signature Page to Incremental Assumption Agreement]

Ellis Lake Master Fund, LP, as an Extending First Lien Lender

By:	/s/ Anthony Pasqua
Name: Anthony Pasqua
Title: Chief Financial Officer

[Signature Page to Incremental Assumption Agreement]

FRANKLIN TEMP 4845 VAR INSURANCE PRDCTSTRST MUTUAL GLBL DISCOVERY SECURITIES FD, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

MUTUAL BEACON FUND CANADA, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

MUTUAL DISCOVERY FUND (CANADA), as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN 4447 MUTUAL RECOVERY FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN 11578-ING FRANKLIN MUTUAL SHARES PORTFOLIO, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN 11252-JNL FRANKLIN TEMPLETON MUTUAL SHARES FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

EQ ADVISORS TRUST – EQ/MUTUAL LARGE CAPEQUITY PORTFOLIO, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN 11583 JOHN HANCOCK TRUST MUTUALSHARES, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

MET/FRANKLIN MUTUAL SHARES PORTFOLIO C/O FRANKLIN MUTUAL ADVISERS LLC, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN MUT13777-AZL/MUTUAL SHARES STRATEGY CP/FRANKLIN MUTUAL ADVISERS LLC, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

American High-Income Trust

By: Capital Research and Management Company, for and on behalf of American High-Income Trust, as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

The Bond Fund of America, Inc.

By: Capital Research and Management Company, for and on behalf of The Bond Fund of America, Inc., as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

The Income Fund of America

By: Capital Research and Management Company, for and on behalf of The Income Fund of America, as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

American Funds Insurance Series, Asset Allocation Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Asset Allocation Fund, as an Extending First Lien Lender

By:	/s/ Michael Downer
Name: Michael Downer
Title: Senior Vice President and Secretary

American Funds Insurance Series, Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael Downer
Name: Michael Downer
Title: Senior Vice President and Secretary

American Funds Insurance Series, Global Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Global Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

American Funds Insurance Series, High-Income Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

Capital World Bond Fund

By: Capital Research and Management Company, for and on behalf of Capital World Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

Capital Guardian U.S. High-Yield Fixed-Income Master Fund

By: Capital Guardian Trust Company, for and on behalf of Capital Guardian U.S. High-Yield Fixed-Income Master Fund, as an Extending First Lien Lender

By:	/s/ Mark Brubaker
Name: Mark Brubaker
Title: Senior Vice President

[CCP Credit Acquisition Holdings, LLC], as an Extending First Lien Lender

By:	/s/ Richard Grissinger
Name: Richard Grissinger
Title: Authorized Signatory

Midtown Acquisitions L.P.

By: Midtown Acquisitions GP LLC, as an Extending First Lien Lender

By:	/s/ Avram Friedman
Name: Avram Friedman
Title: Manager

Trilogy Portfolio Company, LLC

By: Trilogy Capital, LLC, as Managing Member, as an Extending First Lien Lender

By:	/s/ John C. Kelty
Name: John C. Kelty
Title: Authorized Signatory

PFM Meritage Offshore Fund, Ltd., as an Extending First Lien Lender

By:	/s/ Eric T. Moore
Name: Eric T. Moore
Title: Chief Financial Officer

PFM Diversified Offshore Fund, Ltd., as an Extending First Lien Lender

By:	/s/ Eric T. Moore
Name: Eric T. Moore
Title: Chief Financial Officer

PFM Meritage Fund, L.P., as an Extending First Lien Lender

By:	/s/ Eric T. Moore
Name: Eric T. Moore
Title: Chief Financial Officer

PFM Diversified Fund, L.P., as an Extending First Lien Lender

By:	/s/ Eric T. Moore
Name: Eric T. Moore
Title: Chief Financial Officer

PFM Diversified Eureka Fund, L.P., as an Extending First Lien Lender

By:	/s/ Eric T. Moore
Name: Eric T. Moore
Title: Chief Financial Officer

This consent is made by the following Lender, acting through the undersigned as an Extending First Lien Lender

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

This consent is made by the following Lender, acting through the undersigned as an Extending First Lien Lender

T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

This consent is made by the following Lender, acting through the undersigned as an Extending First Lien Lender

T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

TURF MOOR, as an Extending First Lien Lender

By:	/s/ Scott Kerr
Name: Scott Kerr
Title: Authorized Signatory

DEXTERA, as an Extending First Lien Lender

By:	/s/ Scott Kerr
Name: Scott Kerr
Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc., as an Extending First Lien Lender

By:	/s/ Adam Savarese
Name: Adam Savarese
Title: Authorized Signatory

Taconic Capital Partners 1.5 L.P.,

By:	Taconic Capital Advisors L.P., as Investment Advisor, as an Extending First Lien Lender

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Taconic Opportunity Fund L.P.,

By:	Taconic Capital Advisors L.P., as Investment Advisor, as an Extending First Lien Lender

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Ares NF CLO XV Ltd, as an Extending First Lien Lender

Ares NF CLO XV Ltd

By:	Ares NF CLO XV Management, L.P., its collateral manager

By:	Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD., as an Extending First Lien Lender

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

FUTURE FUND BOARD OF GUARDIANS, as an Extending First Lien Lender

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

ARES INSTITUTIONAL LOAN FUND B.V., as an Extending First Lien Lender

ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND, as an Extending First Lien Lender

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND, as an Extending First Lien Lender

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Protean CBNA Loan Funding LLC, as an Extending First Lien Lender

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

First Trust Senior Floating Rate Income Fund II
By:	First Trust Advisors L.P., its investment manager or its investment advisor, as an Extending First Lien Lender

By:	/s/ William A. Housey, Jr.
Name: William A. Housey, Jr.
Title: Senior Vice President

Sandelman Finance 2006-1, Ltd.,

By:	Mercer Park, LP, as Collateral Manager Lender as an Extending First Lien Lender

By:	/s/ Peter A. Bio
Name: Peter A. Bio
Title: Head of Credit

Paulson Credit Opportunities Master Ltd., as an Extending First Lien Lender

By:	/s/ Stuart Merzer
Name: Stuart Merzer
Title: Authorized Signatory

UBS AG STAMFORD BRANCH, as an Extending First Lien Lender

By:	/s/ Christopher Gomes
	Name:	Christopher Gomes
	Title:	Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

Omega Capital Partners, LP, as an Extending First Lien Lender

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title:

Longacre Acquisition, LLC, as an Extending First Lien Lender

By:	/s/ Steven Weissman
Name: Steven Weissman
Title:

Omega Capital Investors, LP, as an Extending First Lien Lender

By:	/s/ Vladimir Jelisavdic
Name: Vladimir Jelisavcic
Title:

Omega Overseas Partners, LTD, as an Extending First Lien Lender

By:	/s/ Vladimir Jelisavcic
Name: Vladimir Jelisavcic
Title:

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

By:	Anchorage Capital Group, L.L.C., Its Investment Manager, as an Extending First Lien Lender

By:	/s/ Daniel Allen
Name: Daniel Allen
Title: Senior Portfolio Manager

JPMorgan Strategic Income Opportunities Fund, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

JPMorgan Chase Bank, N.A., as Trustee of the JPMorgan Chase Retirement Plan, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

SEI Institutional Investments Trust – High Yield Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

SEI Institutional Managed Trust – High Yield Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

Public Employees Retirement System of Ohio, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

Northrop Grumman Pension Master Trust, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

U.S. High Yield Bond Fund, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

California Public Employees’ Retirement System, as an Extending First Lien Lender

By:	/s/ Michael Good
Name: Michael Good
Title: Vice President

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND, as an Extending First Lien Lender

By:	/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND, as an Extending First Lien Lender

By:	/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND, as an Extending First Lien Lender

By:	/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

WhiteHorse V, Ltd.

By:	WhiteHorse Capital Partners, L.P. as Collateral Manager

By:	WhiteRock Asset Advisor, LLC, its G.P. An Extending First Lien Partner

By:	/s/ Ethan Underwood
Name: Ethan Underwood
Title: Manager

MFS VARIABLE INSURANCE TRUST on behalf of MFS Strategic Income Series*, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS Intermediate High Income Fund **, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS Intermarket Income Trust I **, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS SERIES TRUST III on behalf of one of its series, MFS High Yield Opportunities Fund *, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS SERIES TRUST XIII on behalf of one of its Series, MFS Diversified Income Fund *, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS CHARTER INCOME TRUST **, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS VARIABLE INSURANCE TRUST II on behalf of one of its Series, MFS High Yield Portfolio*, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS SERIES TRUST III on behalf of one of its series, MFS High Income Fund *, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS SERIES TRUST VIII on behalf of one of its Series, MFS Strategic Income Fund *, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

HIGH YIELD VARIABLE ACCOUNT, a separate account of Sun Life Assurance Company of Canada (U.S.), as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS MULTIMARKET INCOME TRUST *, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS VARIABLE INSURANCE TRUST II on behalf of MFS High Income Series*, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS SPECIAL VALUE TRUST **, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

MFS VARIABLE INSURANCE TRUST on behalf of MFS High Income Series*, as an Extending First Lien Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	as authorized representative and not individually

Genesis CLO 2007-1 Ltd., as an Extending First Lien Lender

By:	Ore Hill Partners LLC, its Collateral Manager

By:	/s/ Claude A. Baum, Esq.
Name: Claude A. Baum, Esq.
Title: General Counsel Ore Hill Partners LLC

CTTIGROUP FINANCIAL PRODUCTS Inc, as an Extending First Lien Lender

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title:

GENERAL ELECTRIC PENSION TRUST, as an Extending First Lien Lender

By:	GE Capital Debt Advisors LLC, as Investment Advisor

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

FRANKLIN MUTUAL ADVISERS, LLC, as an Extending First Lien Lender

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

MUTUAL SHARES FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FT434 MUTUAL SERIES FUND INC MUTUAL QUEST FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FT431 MUTUAL SERIES FUND INC MUTUAL BEACON FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FT 432 MUTUAL SERIES FUND INC-MUTUAL GLOBAL DISCOVERY FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

FRANKLIN 4846 TEMPLETON VAR INSURANCE PRODUCTS TR-MUTUAL SHARES SECURITIES FUND, as an Extending First Lien Lender

By:	Franklin Mutual Advisers, LLC, Extending First Lien Lender’s investment advisor

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

Onex Debt Opportunity Fund, Ltd., as an Extending First Lien Lender

By:	Onex Credit Partners LLC, its investment manager

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

OCP Investment Trust, as an Extending First Lien Lender

By:	Onex Credit Partners LLC, its investment manager

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

Stoney Lane Funding I Ltd.,

By:	HillMark Capital Management, L.P., as Collateral Manager,

as an Extending First Lien Lender

By:	/s/ Hillel Weinberger
Name: Hillel Weinberger
Title: Chairman

CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as an Extending First Lien Lender

By:	/s/ illegible
Name:
Title:

CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as an Extending First Lien Lender

By:	/s/ illegible
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Extending First Lien Lender

By:	/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as an Extending First Lien Lender

By:	/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as an Extending First Lien Lender

By:	/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

SunAmerica Senior Floating Rate Fund, Inc., as an Extending First Lien Lender

By:	Wellington Management Company, LLP as investment advisor

By:	/s/ Robert J. Toner
Name: Robert J. Toner
Title: Vice President and Counsel

Deutsche Bank AG New York Branch, as an Extending First Lien Lender

By:	DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

By:	/s/ illegible
Name: illegible
Title:

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as an Extending First Lien Lender

By:	/s/ illegible
Name: illegible
Title: SVP

VICTORIA COURT CFPI LOAN FUNDING LLC, as an Extending First Lien Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

Ballyrock CLO 2006-1 Limited,

By:	Ballyrock Investment Advisors LLC, as Collateral Manager, as an Extending First Lien Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BARCLAYS BANK PLC, as an Extending First Lien Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as an Extending First Lien Lender

By:	/s/ illegible
Name: illegible
Title: SVP

BLT 32 LLC, as an Extending First Lien Lender

By:	/s/ Deja Zazzarino
Name: Deja Zazzarino
Title: Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC, as an Extending First Lien Lender

By:	/s/ Sathish Shanthan
Name: Sathish Shanthan
Title: Authorized Signatory

By:	/s/ Robert Franz
Name: Robert Franz
Title: Managing Director

BLT 8 LLC, as an Extending First Lien Lender

By:	/s/ Deja Zazzarino
Name: Deja Zazzarino
Title: Authorized Signatory

BLT 24 LLC, as an Extending First Lien Lender

By:	/s/ Deja Zazzarino
Name: Deja Zazzarino
Title: Authorized Signatory

Marathon Financing I, BY, as an Extending First Lien Lender by Marathon Asset Management LP its Collateral Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Chief Investment Officer

Allen Global Partners Offshore, as an Extending First Lien Lender

By:	/s/ Kevin Medina
Name: Kevin Medina
Title: Chief Compliance Officer

Allen Global Partners L.P., as an Extending First Lien Lender

By:	/s/ Kevin Medina
Name: Kevin Medina
Title: Chief Compliance Officer

YORKVILLE CBNA LOAN FUNDING LLC, as an Extending First Lien Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

ABS Loans Limited 2007 a subsidiary of Goldman Sachs Institutional Funds II PLC, as an Extending First Lien Lender

By:	/s/ Sinead Murphy
Name: Sinead Murphy
Title: Authorized Signatory

By:	/s/ Frances Johnson
Name: Frances Johnson
Title: Authorized Signatory

Special Situations Investing Group, Inc. as an Extending First Lien Lender

By:	/s/ Robert G. Frahm III
Name: Robert G. Frahm III
Title: Authorized Signatory

Goldman Sachs Credit Partners L.P., as an Extending First Lien Lender

By:	/s/ Buck Ratchford
Name: Buck Ratchford
Title: Authorized Signatory

Pembroke CBNA Loan Funding, as an Extending First Lien Lender

By:	/s/ David Balmert
Name: David Balmert
Title: Attorney in Kind

ColumbusNova CLO, LTD. 2007-1

By:	ColumbusNova Credit Investment Management LLC as Collateral Manager, as Extending First Lien Lender

By:	/s/ Ken Selle
Name: Ken Selle
Title: Managing Director

Goldman Sachs Investment Partners Master Fund, L.P.

By:	GS Investment Strategies, LLC, as Investment Manager, as an Extending First Lien Lender

By:	/s/ Casey Lankenan
Name: Casey Lankenan
Title: Vice President

Map 102 Segregated Portfolio of LMA SPC By: GS Investment Strategies, LLC. as Investment Manager, as an Extending First Lien Lender

By:	/s/ Casey Lankenan
Name: Casey Lankenan
Title: Vice President

GSIP Erisa Master Company (Ireland) Limited
By:	GS Investment Strategies, LLC. as Investment Manager, as an Extending First Lien Lender

By:	/s/ Casey Lankenan
Name: Casey Lankenan
Title: Vice President

Goldman Sachs Investment Partners Aggregating Fund Holdings, L.P.
By:	GS Investment Strategies, LLC, as Investment Manager, as an Extending First Lien Lender

By:	/s/ Casey Lankenan
	Name:	Casey Lankenan
	Title:	Vice President

WATERSHED CAPITAL PARTNERS, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

WATERSHED CAPITAL PARTNERS II, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS II, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND II, L.P. as an Extending First Lien Lender
By:	WS Partners, L.L.C., Its General Partner

By:	/s/ illegible
Name:
Title:

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By:	Prudential Investment Management, Inc. as Investment Advisor, as an Extending First Lien Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

GSO Special Situations Fund LP
By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

GSO Special Situations Fund LP
By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

GSO Special Situations Overseas Master Fund, Ltd.
By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

GSO Special Situations Overseas Master Fund, Ltd.
By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

Carlyle High Yield Partners IX, Ltd., as Extending First Lien Lender

By:	/s/ Glori H. Graziano
Name: Glori H. Graziano
Title: Managing Director

Carlyle Loan Investment, Ltd., as Extending First Lien Lender

By:	/s/ Glori H. Graziano
Name: Glori H. Graziano
Title: Managing Director

Shubelik LLC

By:	The Royal Bank of Scotland plc as Attorney-in-Fact

By:	RBS Securities Inc., its agent, as an Extending First Lien Lender

By:	/s/ Matthew S. Rosencrans
Name: Matthew S. Rosencrans
Title: Vice President

Credit Suisse AG, Cayman Islands Branch, as an Extending First Lien Lender

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

Merrill Lynch Capital Services, Inc., as an Extending First Lien Lender

By:	/s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

Merrill Lynch Credit Products, LLC, as an Extending First Lien Lender

By:	/s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

Bank of America, N.A., as an Extending First Lien Lender

By:	/s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

TCW ABSOLUTE RETURN CREDIT FUND, L.P.
By:	Crescent Capital Group LP, its sub-adviser

as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

BELL ATLANTIC MASTER TRUST
By:	Crescent Capital Group LP, its sub-adviser

as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

FIRST 2004-II CLO, LTD.
By:	TCW – WLA JV Venture LCC, its sub-adviser

as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
By:	Crescent Capital Group LP, its sub-adviser

as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser as an Extending First Lien Lender

By:	/s/ Scott E. Feldman
Name: Scott E. Feldman
Title: Senior Vice President

By:	/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

BELLHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

CELTS CLO 2007 -1 LTD
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Floating Rate Fund
By: INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

HUDSON CANYON FUNDING II SUBSIDARY HOLDING COMPANY II LLC
By: INVESCO Senior Secured Management, Inc. as Collateral Manager & Attorney in Fact

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Liquid Leveraged Loan Fund, L.P.
By: Invesco Senior Secured Management, Inc. Its Full Discretion Investment Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. as the Asset Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Dynamic Credit Opportunities Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Prime Income Trust
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Qualcomm Global Trading, Inc.
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Income Trust
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Loan Fund
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

Invesco Funds III – Invesco US Senior Loan Fund
By:	Invesco Asset Management S.A. as Investment Manager

as an Extending First Lien Lender

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

NCM SOLTD 2010-1 LLC, as an Extending First Lien Lender

By:	/s/ Isabella Velasquez
Name: Isabella Velasquez
Title: Authorized Signatory

NCM SPLP 2010-1 LLC, as an Extending First Lien Lender

By:	/s/ Isabella Velasquez
Name: Isabella Velasquez
Title: Authorized Signatory

AIB Debt Management Limited as an Extending First Lien Lender

By:	/s/ Gregory J. Wiske
Name: Gregory J. Wiske
Title: Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Keith Hamilton
Name: Keith Hamilton
Title: Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

Allied Irish Banks, p.l.c. as an Extending First Lien Lender

By:	/s/ Gregory J. Wiske
Name: Gregory J. Wiske
Title: Senior Vice President

By:	/s/ Keith Hamilton
Name: Keith Hamilton
Title: Assistant Vice President

General Electric Capital Corporation, as an Extending First Lien Lender

By:	/s/ Rebecca Ford
Name: Rebecca Ford
Title: Authorized Signatory

Casa Holdings II, L.L.C.

By:	GS Capital Partners VI Fund, L.P., as Manager

By:	GSCP VI Advisors, L.L.C., as General Partner

By:	/s/ Kenneth A. Pontarelli
Name: Kenneth A. Pontarelli
Title: Vice President

Fernwood Associates LLC, as an Extending First Lien Lender

By:	Intermarket Corporation

By:	/s/ David B. Forer
Name: David B. Forer
Title: Managing Director

Fernwood Foundation Fund LLC, as an Extending First Lien Lender

By:	Intermarket Corporation

By:	/s/ David B. Forer
Name: David B. Forer
Title: Managing Director

Fernwood Restructurings Limited, as an Extending First Lien Lender

By:	/s/ David B. Forer
Name: David B. Forer
Title: Director

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD TRUST

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM FLOATING RATE INCOME FUND

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD TRUST

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND

By: The Putnam Advisory Company, LLC

As an Extending First Lien Lender

By:	/s/ Angela Patel
Name: Angela Patel
Title: Vice President

PUTNAM PREMIER INCOME TRUST

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM DIVERSIFIED INCOME TRUST

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

As an Extending First Lien Lender

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

As an Extending First Lien Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

As an Extending First Lien Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND

As an Extending First Lien Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

As an Extending First Lien Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

As an Extending First Lien Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

ColumbusNova CLO, LTD. 2007-I
By:	ColumbusNova Credit Investment Management LLC as Collateral Manager as an Extending First Lien Lender

By:	/s/ Ken Selle
Name: Ken Selle
Title: Managing Director

Thracia LLC, as an Extending First Lien Lender

By:	/s/ Dhananjay Pai
Name: Dhananjay Pai
Title: Chief Operating Officer

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO
By:	Seix Investment Advisors LLC, as Sub-Adviser and as an Extending First Lien Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH INCOME FUND

By:	Seix Investment Advisors LLC, as Sub-Adviser and as an Extending First Lien Lender r

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Pacifica CDO V, as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

Pacifica CDO VI, as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

Prospero CLO I BV, as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

Prospero CLO II BV, as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

Veritas CLO I, Ltd., as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

Veritas CLO II Ltd., as an Extending First Lien Lender

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

GULF STREAM-COMPASS CLO 2007-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

as an Extending First Lien Lender

By:	/s/ Barry Love
Name: Barry Love
Title: Chief Credit Officer

GULF STREAM-SEXTANT CLO 2007-I LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

as an Extending First Lien Lender

By:	/s/ Barry Love
Name: Barry Love
Title: Chief Credit Officer

Aberdeen Loan Funding Ltd
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

as an Extending First Lien Lender

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

Armstrong Loan Funding, LTD.
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc.,
Its General Partner

as an Extending First Lien Lender

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

Highland Credit Opportunities CDO Ltd.
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

as an Extending First Lien Lender

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

Highland Offshore Partners, L.P.
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

as an Extending First Lien Lender

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

Fidelity Advisor Series 1: Fidelity Advisor High Income Advantage Fund, as an Extending First Lien Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Fidelity American High Yield Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity American High Yield Fund, as an Extending First Lien Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Fidelity Puritan Trust: Fidelity Puritan Fund, as an Extending First Lien Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Fidelity Canadian Asset Allocation Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Asset Allocation Fund, as an Extending First Lien Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

Fidelity Canadian Balance Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Balanced Fund, as an Extending First Lien Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

IG Investment Management Ltd., as trustee for IG FI Canadian Allocation Fund,
By:	Pyramid Global Advisors LLC as Authorized Signatory, as an Extending First Lien Lender

By:	/s/ Lynn H. Farrand
Name: Lynn H. Farrand
Title: Director

XELO VII LIMITED,
as an Extending First Lien Lender
By:	Babson Capital Management LLC as Sub-Advisor

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

OSPREY CDO 2006-1 LTD., as an Extending First Lien Lender
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

BILL & MELINDA GATES FOUNDATION TRUST, as an Extending First Lien Lender
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

SAPPHIRE VALLEY CDO I, LTD., as an Extending First Lien Lender
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

LOAN STRATEGIES FUNDING LLC, as an Extending First Lien Lender
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

GMAM GROUP PENSION TRUST III, as an Extending First Lien Lender
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

JEFFERIES FINANCE CP FUNDING LLC, as an Extending First Lien Lender

By:	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

JFIN CLO 2007 LTD., as an Extending First Lien Lender
By:	Jefferies Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

BABSON CREDIT STRATEGIES CLO, LTD., as an Extending First Lien Lender
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

BABSON LOAN OPPORTUNITY CLO, LTD., as an Extending First Lien Lender
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name: Thomas Q. McDonnell
Title: Managing Director

BABSON MID-MARKET CLO LTD. 2007-II., as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2007-I, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2006-II, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2006-I, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2005-III, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2005-I, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

BABSON CLO LTD. 2005-II, as an Extending First Lien Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	Managing Director

KKR Financial CLO 2007-A, Ltd., as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2007-A, Ltd., as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-2, Ltd., as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-2, Ltd.,

as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-1, Ltd.,

as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-1, Ltd.,

as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2006-1, Ltd.,

as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2006-1, Ltd.,

as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Oregon Public Employees Retirement Fund,
as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR FI Partners I, L.P.,
as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Debt Investors II (2006) (Ireland) L.P.,
as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Corporate Credit Partners, L.P.,
as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Maryland State Retirement and Pension System,
as an Extending First Lien Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Western Asset Management Company as Agent and Investment Manager on behalf of John Hancock Fund II Floating Rate Income Trust, as an Extending First Lien Lender

By:	/s/ Kim Nguyen
Name: Kim Nguyen
Title: Authorized Signatory

CITIGROUP FINANCIAL PRODUCTS Inc, as an Extending First Lien Lender

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title: Authorized Signatory

Western Asset Management Company as Agent and Investment Manager on behalf of Western Asset Floating Rate High Income Fund LLC, as an Extending First Lien Lender

By:	/s/ Kim Nguyen
Name: Kim Nguyen
Title: Authorized Signatory

Caspian Select Credit Master Fund, Ltd.
By:	Mariner Investment Group, as Investment Advisor,

as an Extending First Lien Lender

By:	/s/ David Corleto
Name: David Corleto
Title: Principal, Mariner Investment Group,
as Investment Manager

Mariner LDC
By:	Mariner Investment Group, as Investment Advisor,

as an Extending First Lien Lender

By:	/s/ David Corleto
Name: David Corleto
Title: Principal, Mariner Investment Group,
as Investment Manager

Caspian Capital Partners, L.P.
By:	Mariner Investment Group, as Investment Advisor,

as an Extending First Lien Lender

By:	/s/ David Corleto
Name: David Corleto
Title: Principal, Mariner Investment Group,
as Investment Manager

Race Point III CLO By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point IV CLO, Ltd
By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Incremental Assumption Agreement, dated as of February 3, 2011(the “Incremental Assumption Agreement”), to the Credit Agreement, dated as of April 10, 2007 (as amended by the First Amendment, dated as of the date hereof, the “Credit Agreement”), among Domus Intermediate Holdings Corp. (“Holdings”), Realogy Corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as administrative agent (the “Administrative Agent”), and the other agents from time to time party thereto.

2. The Credit Agreement is being supplemented pursuant to the Incremental Assumption Agreement. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Incremental Assumption Agreement; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Incremental Assumption Agreement, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or email), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

[Acknowledgement and Confirmation]

DOMUS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

CARTUS CORPORATION

CDRE TM LLC

DOMUS INTERMEDIATE HOLDINGS CORP.

NRT INSURANCE AGENCY, INC.

REALOGY CORPORATION

REALOGY OPERATIONS LLC

REALOGY SERVICES GROUP LLC

REALOGY SERVICES VENTURE PARTNER LLC

SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC

WREM, INC.

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

CARTUS ASSET RECOVERY CORPORATION

CARTUS PARTNER CORPORATION

J. W. RIKER – NORTHERN R.I., INC.

FEDSTATE STRATEGIC CONSULTING, INCORPORATED

LAKECREST TITLE, LLC

NRT PHILADELPHIA LLC

REFERRAL NETWORK LLC

THE CORCORAN GROUP EASTSIDE, INC.

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President & Treasurer

[Acknowledgement and Confirmation]

AMERICAN TITLE COMPANY OF HOUSTON

ATCOH HOLDING COMPANY

BURNET TITLE LLC

BURNET TITLE HOLDING LLC

BURROW ESCROW SERVICES, INC.

CORNERSTONE TITLE COMPANY

EQUITY TITLE COMPANY

EQUITY TITLE MESSENGER SERVICE HOLDING LLC

FIRST CALIFORNIA ESCROW CORPORATION

FRANCHISE SETTLEMENT SERVICES LLC

GUARDIAN HOLDING COMPANY

GUARDIAN TITLE AGENCY, LLC

GUARDIAN TITLE COMPANY

GULF SOUTH SETTLEMENT SERVICES, LLC

KEYSTONE CLOSING SERVICES LLC

MARKET STREET SETTLEMENT GROUP LLC

MID-ATLANTIC SETTLEMENT SERVICES LLC

NATIONAL COORDINATION ALLIANCE LLC

NRT SETTLEMENT SERVICES OF MISSOURI LLC

NRT SETTLEMENT SERVICES OF TEXAS LLC

PROCESSING SOLUTIONS LLC

SECURED LAND TRANSFERS LLC

ST. JOE TITLE SERVICES LLC

TAW HOLDING INC.

TEXAS AMERICAN TITLE COMPANY

TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC

By:	/s/ Thomas N. Rispoli
	Name:	Thomas N. Rispoli
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

TITLE RESOURCE GROUP HOLDINGS LLC

TITLE RESOURCE GROUP LLC

TITLE RESOURCE GROUP SERVICES LLC

TITLE RESOURCES INCORPORATED

TRG SERVICES, ESCROW, INC.

TRG SETTLEMENT SERVICES, LLP

WAYDAN TITLE, INC.

WEST COAST ESCROW COMPANY

By:	/s/ Thomas N. Rispoli
	Name:	Thomas N. Rispoli
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

BETTER HOMES AND GARDENS REAL ESTATE LLC

BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC

CENTURY 21 REAL ESTATE LLC

CGRN, INC.

COLDWELL BANKER LLC

COLDWELL BANKER REAL ESTATE LLC

ERA FRANCHISE SYSTEMS LLC

GLOBAL CLIENT SOLUTIONS LLC

ONCOR INTERNATIONAL LLC

REALOGY FRANCHISE GROUP LLC

REALOGY GLOBAL SERVICES LLC

REALOGY LICENSING LLC

SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC

WORLD REAL ESTATE MARKETING LLC

By:	/s/ Andrew G. Napurano
	Name:	Andrew G. Napurano
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

FSA MEMBERSHIP SERVICES, LLC

By:	/s/ Marilyn J. Wasser
	Name:	Marilyn J. Wasser
	Title:	Executive Vice President

[Acknowledgement and Confirmation]

ALPHA REFERRAL NETWORK LLC

ASSOCIATED CLIENT REFERRAL LLC

BURGDORFF LLC

BURGDORFF REFERRAL ASSOCIATES LLC

BURNET REALTY LLC

CAREER DEVELOPMENT CENTER, LLC

COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC

COLDWELL BANKER PACIFIC PROPERTIES LLC

COLDWELL BANKER REAL ESTATE SERVICES LLC

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

COLDWELL BANKER RESIDENTIAL BROKERAGE LLC

COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.

COLORADO COMMERCIAL, LLC

HOME REFERRAL NETWORK LLC

JACK GAUGHEN LLC

NRT ARIZONA LLC

NRT ARIZONA COMMERCIAL LLC

NRT ARIZONA REFERRAL LLC

NRT COLORADO LLC

NRT COLUMBUS LLC

NRT COMMERCIAL LLC

By:	/s/ Kevin R. Greene
	Name:	Kevin R. Greene
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]

NRT COMMERCIAL UTAH LLC

NRT DEVELOPMENT ADVISORS LLC

NRT DEVONSHIRE LLC

NRT HAWAII REFERRAL, LLC

NRT LLC

NRT MID-ATLANTIC LLC

NRT MISSOURI LLC

NRT MISSOURI REFERRAL NETWORK LLC

NRT NEW ENGLAND LLC

NRT NEW YORK LLC

NRT NORTHFORK LLC

NRT PITTSBURGH LLC

NRT REFERRAL NETWORK LLC

NRT RELOCATION LLC

NRT REOEXPERTS LLC

NRT SUNSHINE INC.

NRT TEXAS LLC

NRT UTAH LLC

REAL ESTATE REFERRAL LLC

REAL ESTATE REFERRALS LLC

REAL ESTATE SERVICES LLC

REFERRAL ASSOCIATES OF NEW ENGLAND LLC

REFERRAL NETWORK, LLC

REFERRAL NETWORK PLUS, INC.

SOTHEBY’S INTERNATIONAL REALTY, INC.

SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC

THE SUNSHINE GROUP (FLORIDA) LTD. CORP.

THE SUNSHINE GROUP, LTD.

VALLEY OF CALIFORNIA, INC.

By:	/s/ Kevin R. Greene
	Name:	Kevin R. Greene
	Title:	Chief Financial Officer

[Acknowledgement and Confirmation]